Exhibit 10.1

                                2006 ParkerVision
                           Performance Management Plan
                           NEO Award Opportunity Chart

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                                                                                                                     Maximum
                                                                                                                     -------
                                                                                                                   Performance
                                                                                                                   -----------
                                                                                                  Maximum Cash     Share Option
                                                                                                  ------------     ------------
                                                         Base        Incentive       Maximum        Award ($)        Award (#)
                                                         ----        ----------      --------       ---------        ---------
         Name                     Title                 Salary       Percentage      Award ($)
         ----                     -----                 ------       ----------      ---------
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Jeffrey Parker          Chief Executive Officer          $325,000       75%             $243,750        $121,875           18,382
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David Sorrells          Chief Technical Officer          $275,625       50%             $137,812         $68,906           10,393
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Cynthia Poehlman        Chief Financial Officer          $200,000       50%             $100,000         $50,000            7,541
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Todd Parker             Vice President                   $200,000       50%             $100,000         $50,000            7,541
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